UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

Adoption of Fiscal 2015 Cash Incentive Plan. On March 4, 2015 the Compensation Committee (the “Compensation Committee” or the “Committee”) of the Board of Directors of Collectors Universe, Inc. (the “Company” or “we,” “our” or “us”) adopted a cash incentive plan for Robert G. Deuster and Joseph J. Wallace, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, for the fiscal year ending June 30, 2015 (the “2015 Incentive Plan” or the “Plan”).

Description of the 2015 Incentive Plan. Set forth below is a summary description of the 2015 Incentive Plan, which is not intended to be complete and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Exhibit 99.1 to and incorporated into this Current Report on Form 8-K.

Purpose of the Incentive Plan. The primary purpose of the 2015 Incentive Plan is to further the interests of the Company and its stockholders by (i) providing meaningful incentives and financial awards to Plan Participants for making significant contributions to the achievement, by the Company, of specified financial performance goals in Fiscal 2015, and (ii) making a substantial portion of each Participant’s compensation for Fiscal 2015 dependent on the Company’s achievement of those goals.

Administration of the Incentive Plan. The Plan will be administered by the Compensation Committee, which will have the authority to designate the executive officers of the Company that will participate in and have opportunities to earn cash incentive awards under the Plan (the “Participants”), to interpret and construe, and to adopt all necessary rules and regulations for administering, the Plan and to determine whether and the extent to which incentive awards have been earned by the Participants under that Plan. All decisions and determinations of the Committee with respect to the 2015 Incentive Plan will be final and binding on and non-appealable by the Company and the Participants.

Establishment of Corporate Financial and Individualized Performance Goals. The Plan provides for the establishment by the Committee of incentive award opportunities for each Participant based on the extent to which, if any, (i) one or more corporate financial goals (“Corporate Financial Goals”) for Fiscal 2015 are achieved or exceeded by the Company, and (ii) individual or personal performance objectives (“MBOs”) are achieved or exceeded by each Plan Participant, in each case as determined by the Committee.

Determination of Incentive Awards Earned by Participants. By no later than 60 days after the end of Fiscal 2015, the Committee is to determine (i) whether and to what extent any of the Corporate Financial Goals has been achieved or exceeded by the Company, (ii) whether or to what extent each Participant has achieved his individual MBOs, and (iii) the amounts of the incentive awards, if any, that each Participant has earned under the Plan.

Payment of Incentive Awards. The Plan provides that, if and to the extent earned, incentive awards are to be paid within 30 days after the Committee has determined that such an award has been earned by a Participant under the Plan, but in no event later than the ninetieth (90th) day after the end of Fiscal 2015. In certain instances the Committee may authorize the Company to make partial payments of an incentive award to a Participant prior to the end of fiscal 2015, if the Committee determines that the Company has achieved a Corporate Financial Goal or the Participant has achieved some of his MBOs prior to the end of the year. On the other hand, payment of Incentive Awards may be deferred if and to the extent it is deemed to be necessary to comply with Section 409A of the Internal Revenue Code.

Amendments to or Termination of the 2015 Incentive Plan. The 2015 Incentive Plan may be amended or terminated at any time by the Compensation Committee; except that no amendment or any termination of the Plan may affect the right of a Participant to retain any incentive award previously paid to him under the Plan.

Plan Performance Goals and Incentive Award Opportunities under the Plan.

Following the adoption of the 2015 Incentive Plan, the Committee established under that Plan:

(1)     Corporate Financial Performance Award Opportunities. Threshold, target and maximum, or “stretch”, financial performance incentive awards, set forth in the table below (the “Financial Performance Awards”), which each of Messrs. Deuster and Wallace has the opportunity to earn, depending on whether the Company achieves, and the extent to which it may exceed, threshold, target or maximum financial performance goals, each measured on the Company’s operating income (before non-cash stock based compensation expense) in Fiscal 2015; and

(2)     Individualized Performance Award Opportunities. Individual or personalized threshold and target awards, set forth in the table below (“MBO Performance Awards”), which each of Messrs. Deuster and Wallace has the opportunity to earn based on the extent to which he has achieved or exceeded individualized or personalized performance objectives (“MBOs”) established for him by the Committee.

	Robert G. Deuster, CEO			Joseph J. Wallace, CFO
	Threshold	Target	Maximum/ Stretch	Threshold	Target	Maximum/ Stretch
Award Opportunities:(1)	Award	Award	Award	Award	Award	Award

Financial Performance Award(2)	20%	40%	65%	17%	34%	54%
MBO Performance Award(3)	5%	10%	10%	3%	6%	6%
Total Award Opportunity	25%	50%	75%	20%	40%	60%

(1)	In each case, expressed as a percentage of the respective annual base salaries of Messrs. Deuster and Wallace.

(2)

Financial performance awards will be interpolated between the Threshold Financial Performance Award and the Target Financial Performance Award if the threshold financial performance goal is exceeded but the target financial goal is not achieved, or between the Target Financial Performance Award and the Maximum Financial Performance Award if the target financial performance goal is exceeded but the maximum financial performance goal is not achieved.

(3)

The target and maximum MBO goals and, therefore, the Target and Maximum MBO Award Opportunities are also the same. The tables assume MBOs representing 50% of the total MBO award opportunity are achieved at the threshold performance.

In the case of Mr. Deuster, 80% of his Target Award Opportunity will depend on the Company’s operating income (before non-cash stock based compensation expense) in Fiscal 2015 and the other 20% will depends on whether he achieves either of his MBO performance goals. In the case of Mr. Wallace, 85% of his Target Award Opportunity will depend on the Company’s operating income (before non-cash stock based compensation expense) in Fiscal 2015 and 15% will depend on whether he achieves either of his MBO performance goals.

A Financial Performance Award may be earned even if no MBO Performance Award has been earned (because the threshold MBO goal has been achieved) in Fiscal 2015 and an MBO Performance Award may be earned even if no Financial Performance Award is earned (because the Company has failed to achieve the threshold financial performance goal in fiscal 2015).

However, no Financial Performance Award will be earned by either Mr. Deuster or Mr. Wallace unless the Company achieves the threshold financial performance goal in fiscal 2015.

The maximum or “stretch” corporate financial performance goal is 120% of the target corporate financial performance goal and if the maximum corporate financial goal is achieved, then, each Participant will become entitled to receive the Maximum Financial Performance Award, unless the Committee, based on its assessment of the Company’s performance in Fiscal 2015 and any other factors deemed by it to be relevant, decides a reduction in the Maximum Financial Performance Award is warranted. In such an event, however, such Award may not be less than the amount of the Target Financial Performance Award.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Collectors Universe, Inc. 2015 Cash Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: March 10, 2015	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Collectors Universe, Inc. 2015 Cash Incentive Plan.

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